UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2015

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On May 4, 2015, McDonald’s Corporation (the “Company”) issued an investor release announcing initial steps in its turnaround plan including worldwide business restructuring and financial updates. The Investor Release is furnished as Exhibit 99.1 and is attached hereto. In addition, supplemental information to the Investor Release is furnished as Exhibit 99.2 and is also attached hereto.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Investor Release of McDonald's Corporation issued May 4, 2015: McDonald's Announces Initial Steps in Turnaround Plan Including Worldwide Business Restructuring and Financial Updates

99.2	McDonald's Corporation: Supplemental Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	May 4, 2015	By:	/s/ Kathy Martin
Kathy Martin
Corporate Vice President—Assistant Controller

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald's Corporation issued May 4, 2015: McDonald's Announces Initial Steps in Turnaround Plan Including Worldwide Business Restructuring and Financial Updates

Exhibit No. 99.2	McDonald's Corporation: Supplemental Information